Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report on Form 10-K of Meadow Valley Corporation (the “Company”) for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradley E. Larson, Chief Executive Officer and President of the Company, and David D. Doty, Chief Financial Officer, Principal Financial and Accounting Officer, Secretary and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley E. Larson	/s/ David D. Doty

Bradley E. Larson Chief Executive Officer March 31, 2008	David D. Doty Chief Financial Officer March 31, 2008